UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  October 29, 2019

(Date of earliest event reported)

Timberline Resources Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34055

_____________________________________

Delaware	82-0291227
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

101 East Lakeside Avenue

Coeur d’Alene, Idaho 83814

(Address of principal executive offices, including zip code)

(208) 664-4859

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	TLRS	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers: Compensatory Arrangements of Certain Officers.

On October 29, 2019, pursuant to the Company’s bylaws, the Company’s Board of Directors appointed William Matlack as a director of the Company, effective October 29, 2019.  In connection with his appointment to the Company’s Board of Directors, Mr. Matlack was granted 100,000 options to acquire shares of common stock of the Company.  The options were granted with an exercise price equal to the fair market value of the Company’s common stock on the date of grant of $0.08 per share.  The stock options were fully vested on, and are exercisable for a period of 5 years from, the date of grant.

Mr. Matlack is a veteran geologist and metals and mining investment banker with Scarsdale Equities LLC. Over his 20-year career in the mining industry, working primarily with Santa Fe Pacific Gold Corp. (now Newmont Mining) and Gold Fields, Mr. Matlack was involved in the exploration and development of several world-class gold discoveries in Nevada and California. Later he was an equity research analyst in metals & mining with Citigroup and BMO Capital Markets. More recently, he was interim CEO and a director of Klondex Mines Limited during its transformation from an explorer to gold producer in Nevada.

Mr. Matlack is not related by blood or marriage to any of the Company’s directors or executive officers or any persons nominated by the Company to become directors or executive officers.

To the Company’s knowledge, there is no arrangement or understanding between any of its officers and directors and Mr. Matlack pursuant to which he was selected to serve as director.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure.

On October 31, 2019, the Company issued a press release entitled “Timberline Resources Adds to the Board of Directors and Grants Stock Options”. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended. The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.          Description

99.1                      Press Release of Timberline Resources Corporation dated October 31, 2019.*

*The foregoing exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIMBERLINE RESOURCES CORPORATION
Date: October 31, 2019	By:	/s/ Steven A Osterberg
Steven A. Osterberg Chief Executive Officer

EXHIBIT INDEX

Exhibit No.          Description

99.1                      Press Release of Timberline Resources Corporation dated October 31, 2019.*

* Furnished to, not filed with, the SEC pursuant to Item 7.01 above.